DELAWARE GROUP ADVISER FUNDS
Delaware Diversified Income Fund

DELAWARE GROUP GOVERNMENT FUND
Delaware American Government Bond Fund

DELAWARE GROUP INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund

Supplement to the Funds' Class A, Class B, Class C and Class R Prospectuses

The following replaces the chart located in the section titled "Dealer compensation" under "About your account":

	Class A1	Class B2	Class C3	Class R4
Commission (%)	-	4.00%	1.00%	-
Investment up to $49,999	4.00%	-	-	-
$50,000 - $99,999	4.00%	-	-	-
$100,000 - $249,999	3.00%	-	-	-
$250,000 - $499,999	2.00%	-	-	-
$500,000 - $999,999	1.60%	-	-	-
$1,000,000 - $4,999,999	1.00%	-	-	-
$5,000,000 - $24,999,999	0.50%	-	-	-
$25,000,000 +	0.25%	-	-	-
12b-1 fee to Dealer	0.30%	0.25%	1.00%	0.60%

1On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, however, waivers may be in effect. See "What are the Fund's fees and expenses" above for more information.
2On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.
3On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
4On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

This Supplement is dated June 9, 2004.